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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 18, 1999


                                HECHINGER COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                      0-7214               52-1001530
(State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)            File Number)        Identification No.)

       1801 MCCORMICK DRIVE, LARGO, MARYLAND               20774
      (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (301) 341-1100


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Item 5. Other Events

        On March 18, 1999, Hechinger Company entered into an Amended and Restated Credit Agreement, a copy of which is attached as Exhibit 10 hereto and incorporated herein by reference.

        On March 22, 1999, Hechinger Company issued a press release announcing the Amended and Restated Credit Agreement, a copy of which press release is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 7(c). Exhibits

        10. Amended and Restated Credit Agreement, dated as of March 18, 1999, among Hechinger Investment Company of Delaware, Inc., as Borrower, Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ Transferee Corp., Hechinger Company, Hechinger Stores Company, Hechinger Stores East Coast Company, The Lenders Party Thereto, BankBoston Retail Finance Inc., as Administrative Agent and Collateral Agent, Citicorp USA, Inc., as Documentation Agent, General Electric Capital Corporation, Foothill Capital Corporation, Congress Financial Corporation, Jackson National Life Insurance Company, and Heller Financial, Inc., as Managing Agents, Back Bay Capital Funding, LLC, as Tranche B Administrative Agent, and BancBoston Robertson Stephens Inc., as Syndication Agent.

        99. Press Release issued by Hechinger Company on March 22, 1999.


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                         INDEX TO SCHEDULES AND EXHIBITS


Exhibit Number  Description
--------------  -----------
10.             Amended and Restated Credit Agreement, dated as of March 18,
                1999, among Hechinger Investment Company of Delaware, Inc., as
                Borrower, Centers Holdings, Inc., BSQ Acquisition, Inc., BSQ
                Transferee Corp., Hechinger Company, Hechinger Stores Company,
                The Lenders Party Thereto, BankBoston Retail Finance Inc., as
                Administrative Agent and Collateral Agent, Citicorp USA, Inc.,
                as Documentation Agent, General Electric Capital Corporation,
                Foothill Capital Corporation, Congress Financial Corporation,
                Jackson National Life Insurance Company, and Heller Financial,
                Inc., as Managing Agents, Back Bay Capital Funding, LLC, as
                Tranche B Administrative Agent, and BancBoston Robertson
                Stephens Inc., as Syndication Agent.*

99.             Press Release issued by Hechinger Company on March 22, 1999

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* The Schedules and Exhibits A, I-1, I-2 and J to the Amended and Restated
Credit Agreement are omitted.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 30, 1999                 HECHINGER COMPANY
                                      ---------------------------------
                                      Registrant

                                      /s/      Mark R. Adams
                                      ---------------------------------
                                      Mark R. Adams
                                      President and Chief Executive Officer